Exhibit 99.1

Agriculture & Natural Solutions Acquisition Corporation Announces the Separate Trading of its Class A Ordinary Shares and Warrants, Commencing January 2, 2024

NEW YORK—January 2, 2024—Agriculture & Natural Solutions Acquisition Corporation (NASDAQ: ANSCU) (the “Company”) announced that, commencing January 2, 2024, holders of the units sold in the Company’s initial public offering may elect to separately trade the Class A ordinary shares and warrants included in the units. No fractional warrants will be issued upon separation of the units and only whole warrants will trade. The Class A ordinary shares and warrants that are separated will trade on the NASDAQ Global Market (“NASDAQ”) under the symbols “ANSC” and “ANSCW,” respectively. Those units not separated will continue to trade on NASDAQ under the symbol “ANSCU.”

A registration statement relating to these securities was declared effective by the U.S. Securities and Exchange Commission (the “SEC”) on November 8, 2023. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

About Agriculture & Natural Solutions Acquisition Corporation

Agriculture & Natural Solutions Acquisition Corporation was formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination. The Company intends to focus its search for a target whose principal effort is developing and advancing a platform that decarbonizes the traditional agriculture sector and enhances natural capital at scale. The Company is sponsored by Agriculture & Natural Solutions Acquisition Sponsor LLC, which is an affiliate of Riverstone Investment Group LLC and its affiliates and of Impact Ag Partners LLC. Agriculture & Natural Solutions Acquisition Corporation represents a further expansion of Riverstone’s 17-year franchise in low-carbon investments, having established industry leading, scaled companies with more than $6 billion of equity invested in renewables. Agriculture & Natural Solutions Acquisition Corporation adds to the breadth of Riverstone’s efforts and underscores the support from the firm’s long-term investors across its low-carbon platforms. Impact Ag is a specialist agricultural asset management firm that identifies investment opportunities and raises capital, conducts due diligence, negotiates acquisitions and then operates the assets as part of a complete asset management offering.

Forward-Looking Statements

This press release may include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact included in this press release are forward-looking statements. When used in this press release, words such as “anticipate,” “believe,” “estimate,” “expect,” “intend” and similar expressions, as they relate to us or our management team, identify forward-looking statements. Such forward-looking statements are based on the beliefs of management, as well as assumptions made by, and information currently available to, the Company’s management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors detailed in the Company’s filings with the SEC. All subsequent written or oral forward-looking statements attributable to us or persons acting on our behalf are qualified in their entirety by this paragraph. Forward-looking statements are subject to numerous conditions, many of which are beyond the control of the Company, including those set forth in the Risk Factors section of the Company’s registration statement and prospectus for the Company’s initial public offering filed with the SEC. Copies are available on the SEC’s website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

Contacts

Investors:

Thomas Smith, Chief Financial Officer, Chief Accounting Officer and Secretary

Email: TSmith@riverstonellc.com

Phone: 212-993-0076

Media:

Daniel Yunger / Jeffrey Taufield

Kekst CNC

daniel.yunger@kekstcnc.com / jeffrey.taufield@kekstcnc.com